UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2011

DIGITAL VALLEYS CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
333-152798 (Commission File Number)	98-0537383 (IRS Employer Identification No.)

Suite 100, 1100 Dexter Ave. North, Seattle, Washington  98109
(Address of principal executive offices and Zip Code)

(206) 273-7892
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 16, 2011, Digital Valleys Corp. (the “Company”) closed an acquisition under the terms of a Membership Interest Purchase Agreement, effective as of June 1, 2011 (the “Purchase Agreement”), among High Plains Oil, LLC, a Nevada limited liability company (“High Plains”) and  JHE Holdings, LLC, a Texas limited liability company (“JHE”), pursuant to which the Company acquired all of the membership interests in JHE from High Plains (the “Acquisition”).

In consideration for the acquisition of JHE, the Company agreed to:

(a)	issue 1,000,000 shares of its common stock to High Plains (the “Consideration Shares”);

(b)
pay the $1,000,000 installment payment due June 1, 2011, under a promissory note in the aggregate amount of $7,500,000 (the “Promissory Note”) issued by High Plains to James H. Edsel, Nancy Edsel, and James H. Edsel, Jr. (collectively, the “Edsels”) in connection with the prior acquisition of JHE by High Plains from the Edsels in January 2011;

(c)
execute and deliver a Novation and Assignment Agreement (the “Novation”) pursuant to which the Company will, effective June 1, 2011 (the “Effective Date”): (i) assume all of the obligations and liabilities of High Plains under the Promissory Note, and (ii) in consideration for, among other things, consenting to the Acquisition and the forbearance by the Edsels of the first installment payment of $1,000,000 due under the Promissory Note on June 1, 2011 until June 10, 2011 or the closing date, issue an aggregate of 600,000 share of its common stock to the Edsels (the “Edsel Shares”);

(d)
undertake to cause JHE to amend its limited liability company agreement to, among other items, provide for the retention by High Plains of a 10% contractual profits interest in JHE (the “Retained Profits Interest”) in the form of a right to 10% of the net revenues, payments, royalties and other distributions received by JHE from the JHE Oil and Gas Properties, as defined in Item 2.01 of this Current Report on Form 8-K below;

(e)
execute and deliver an Amended and Restated Pledge and Security Agreement (the “Amended Pledge Agreement”) with the Edsels pursuant to which the Company will, effective as of the Effective Date: (i) assume all of High Plains’ obligations and liabilities under the initial Pledge and Security Agreement entered into by and between High Plains and the Edsels in connection with the issuance of the Promissory Note as partial consideration in respect to the  prior acquisition of JHE by High Plains from the Edsels in January 2011 and (ii) undertake to cause JHE to assign and transfer a 10% interest in the JHE Oil and Gas Properties to High Plains in exchange for the Retained Profits Interest upon full and complete payment and satisfaction of all obligations due under the Promissory Note and Amended Pledge Agreement;

(f)	undertake to cause JHE to make a distribution to High Plains, within five (5) business days of June 30, 2011, of cash remitted to JHE through and including June 30, 2011; and

(g)
pay Pimuro Capital Partners, LLC (“Pimuro”), a consultant who advised High Plains with regards to its prior acquisition of JHE and the Purchase Agreement, the fees, commissions, and expenses  in the amount of $240,000 relating to such consulting arrangement between High Plains and Pimuro under the terms of an Installment Agreement (the “Installment Agreement”), payable of $100,000 on the closing date and thereafter in monthly installments of $50,000, $50,000 and $40,000 commencing when JHE receives $75,000 in monthly aggregate distribution from JHE Oil and Gas Properties (defined in Item 2.01 below).

For more information regarding the Amended Pledge Agreement, see Item 2.01 of this Current Report on Form 8-K below and for more information regarding the Novation, see Item 2.03 of this Current Report on Form 8-K below.

The acquisition of JHE by the Company closed on June 16, 2011 and was subject to customary closing conditions, including, but not limited to, the receipt of all necessary  consents and approvals, the Company and High Plains having complied with all covenants under the Purchase Agreement, and there being no pending litigation, judgment, order or decree that would prohibit the acquisition of JHE by the Company.

The foregoing descriptions of the Purchase Agreement, Amended Pledge Agreement, Novation and Installment Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively and which are hereby incorporated by reference into this Current Report on Form 8-K.

Item 2.01  Completion of Acquisition

On June 16, 2011, the Company completed the Acquisition of JHE in accordance with terms of the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K above, which information is hereby incorporated by reference into this Item 2.01.  Pursuant to the Purchase Agreement, the Company acquired, effective on the Effective Date, all of the membership interests in JHE and accordingly, JHE became a wholly-owned subsidiary of the Company.  JHE owns royalty, leasehold, operating, net revenue, net profit, reversionary and other mineral rights and interests in certain oil and gas properties in Texas, including up to a 5% working interest in certain of the properties (the “JHE Oil and Gas Properties”). The JHE Oil and Gas Properties include working and revenue interests in producing wells in the TXL Extension, Crane County, TX (0.01 working interest and 0.0075 revenue interest in two wells); Bullar Prospect, Scurry County, TX (0.0125 - 0.025 working interest and 0.009375 – 0.0208333 revenue interest in five wells); Nursery Prospect, Victoria County, TX (0.0275 working interest and 0.020 – 0.021 revenue interest in two wells); Pearsall Prospect, Dimmit and Zavala Counties, TX (0.0024 - 0.05 working interest and 0.0017 – 0.0375 revenue interest in 16 wells); Madison Woodbine, Grimes and Madison Counties, TX (0 - 0.029 working interest and 0.00019 – 0.029 revenue interest in six wells); EnCana Hilltop Bossier Field, Robertson County, TX (0 - 0.2 working interest and 0.005 – 0.145 revenue interest in six wells) and Giddings Field, Fayette and Lee Counties, TX (0 - 0.03 working interest and 0.0076 – 0.0228 revenue interest in seven wells).  In addition, the JHE Oil and Gas Properties include mineral interest and working interest rights in various oil and gas properties.

Pursuant to the Amended Pledge Agreement, the Company, effective as of the Effective Date, pledged 100% of the membership interests in JHE to the Edsels, including all rights and assets relating to such membership interests, as security for the payment and satisfaction of the Company’s obligations under the Promissory Note.  Further, pursuant to the Amended Pledge Agreement, following payment of all accrued and unpaid interest, together with at least fifty percent (50%) of the original principal amount of the Promissory Note, as each subsequent payment of principal is made by the Company to the Edsels under the Promissory Note, a corresponding undivided portion or percentage of the JHE Oil and Gas Properties, as calculated in accordance with Amended Pledge Agreement, shall vest in the Company and be released from the transfer restrictions under the terms of the Amended Pledge Agreement.

Until such time as the Promissory Note is paid in full and all of the Company’s obligations and liabilities thereunder have been satisfied, the Edsels shall continue to  hold a security interest over that portion or percentage of the membership interests that remain unvested.  Accordingly, if the Company defaults on its payment obligations under the Promissory Note, prior to the vesting in full of all of the membership interests, the Edsels shall be entitled to exercise any and all remedies available at law to secure payment of the Promissory Note, including, but not limited to, selling the unvested portion of the membership interests.

The JHE Oil and Gas Properties constitute material assets of the Company such that if the Company defaults under the Promissory Note and the Edsels satisfy the Company’s obligations under the Promissory Note by selling the unvested portion of the membership interests, the Company may lose all or a portion of the JHE Oil and Gas Properties.

The Company intends to amend this Current Report on Form 8-K within 71 days to include the financial statements of JHE for the periods specified in Rule 8-04(b) of Regulation S-X as required in Item 9.01(a) and (b) of Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

In accordance with terms of the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K above, as consideration for the acquisition of JHE from High Plains, the Company entered into the Novation pursuant to which the Company agreed to assume, effective as of the Effective Date, all of High Plains’ obligations and liabilities under the Promissory Note.  The Promissory Note has a principal balance of $7,500,000, $1,000,000 of which was paid at closing as consideration for the acquisition of JHE by the Company, and bears interest at a rate of 5% per annum.  Following the payment of $1,000,000 at closing, the Promissory Note contemplates payments of $1,500,000 on September 1, 2011, $2,000,000 on December 31, 2011, and $1,500,000 on each of March 1, 2012 and the maturity date of June 1, 2012.

The Company does not currently have sufficient cash to make the next installment payment under the Promissory Note of $1,500,000 on September 1, 2011. Consequently, in order to avoid defaulting on its payment obligations under the Promissory Note, the Company will need to obtain additional financing, through the issuance of equity or debt.  There can be no assurance that the Company will be able to raise sufficient financing to satisfy its obligations under the Promissory Note.

The Promissory Note is secured by a pledge of all of the Company’s membership interests in JHE to the Edsels pursuant to the Amended Pledge Agreement.  As described in Item 2.01 of this Current Report on Form 8-K above, which information is hereby incorporated by reference into this Item 2.03, if the Company defaults on any of its obligations under the Promissory Note, the Edsel shall be entitled to exercise any and all remedies available at law to secure payment of the Promissory Note, including, but not limited to, selling the unvested portion of the membership interests.

The Company assumed High Plains’ obligations to pay Pimuro $240,000 under the terms of the Installment Agreement, of which $100,000 was paid on closing of the Acquisition and monthly installments of $50,000, $50,000 and $40,000 are payable commencing on the last day of the month that JHE receives aggregate revenue from the JHE Oil and Gas Properties during such month.

The foregoing descriptions of the Promissory Note and the Installment Agreement are qualified in their entirety by reference to the full text of the Promissory Note and the Installment Agreement, copies of which are attached hereto as Exhibit 10.4 and 10.5, respectively, and which are hereby incorporated by reference into this Current Report on Form 8-K.

Item 3.02  Unregistered Sales of Equity Securities.

Acquisition Issuance

As set forth in Item 1.01 above, in partial consideration for the acquisition of JHE by the Company, the Company issued 1,000,000 shares of its common stock to High Plains and 600,000 shares of its common stock to the Edsels.  The Consideration Shares and the Edsel Shares were not, and will not be, registered under the United States Securities Act of 1933, as amended (“Securities Act”), or the laws of any state of the United States.  Accordingly, the Consideration Shares and the Edsel Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Consideration Shares and the Edsel Shares were placed pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(2) thereof.

Private Place of Units

On June 15, 2011, the Company closed a private placement of units.  Under the terms of the private placement, the Company issued 4,800,000 units at a price of $0.25 per unit. Each unit consists of one share of common stock of the Company and one common share purchase warrant, which may be exercised to acquire one share of common stock of the Company at an exercise price of $0.50 through June 15, 2013.

The units were offered by the Company in a non-brokered private placement to non-U.S. persons outside of the United States in off-shore transactions. The units, shares, warrants and shares acquirable upon exercise of the warrants were not registered under the Securities Act, or the laws of any state, and are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act). The securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The securities were issued pursuant to exclusions from registration requirements by Rule 903 of Regulation S of the Securities Act, such exclusions being available based on information obtained from the investors to the private placement.

Item 5.02  Election of Directors.

The Board of Directors of the Company (the “Board”) increased the size of the Board to consist of two members and pursuant to Article 3, Section 9 of the Bylaws of the Company, S. Jeffrey Johnson was appointed by the Board as a director of the Company, effective June 16, 2011, to fill the vacancy.

Mr. Johnson has over 22 years of experience in the oil & gas business. His career in the industry began in corporate finance, raising funds for oil and gas partnerships for Chesapeake Energy's South Texas projects. In 1993, he initiated his first independent oil and gas exploration venture, and in 1997 arranged the purchase of Scope Operating, Inc. ("Scope").  After assembling a diversified team of key management personnel and oil and gas consultants, he was instrumental in the successful sale of all Scope’s producing properties and assets in 1998. Mr. Johnson served as the Chief Executive Officer of Cano Petroleum, Inc. from May 2004 to February 2011 and as the Chairman of the Board of Directors of Cano Petroleum, Inc. from June 2004 to February 2001. Mr. Johnson is a member of the Independent Petroleum Association of America and the Texas Independent Producers and Royalty Owners Association.

Item 5.03  Amendment to Articles of Incorporation or Bylaws.

On June 16, 2011, the Board amended Article 3, Section 2 of the Amended and Restated Bylaws of the Company (the “Bylaws”), to permit the Board the power to fix the number of directors. Article 14 of the Bylaws provides the Board with the authority to amend the Bylaws. The amendment to the Bylaws was effective immediately and the revised Bylaws are attached hereto as Exhibit 10.7.

Item 9.01 Financial Statements and Exhibits

The Company intends to amend this Current Report on Form 8-K within 71 days to include the financial statements of JHE for the periods specified in Rule 8-04(b) of Regulation S-X as required in Item 9.01(a) and (b) of Form 8-K.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated effective June 10, 2011
10.2	Amended and Restated Pledge and Security Agreement, dated effective June 10, 2011
10.3	Novation and Assignment, dated effective June 10, 2011
10.4	Promissory Note, dated effective January 1, 2011
10.5	Installment Agreement
10.6	Form of Subscription Agreement
10.7	Amended and Restated Bylaws of Digital Valleys Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL VALLEYS CORP.

By: /s/ David Brow
Name: David Brow
Title: President

Dated: June 20, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated effective June 10, 2011
10.2	Amended and Restated Pledge and Security Agreement, dated effective June 10, 2011
10.3	Novation and Assignment, dated effective June 10, 2011
10.4	Promissory Note, dated effective January 1, 2011
10.5	Installment Agreement
10.6	Form of Subscription Agreement
10.7	Amended and Restated Bylaws of Digital Valleys Corp.